EXHIBIT 10.31


              STATUTORY INCENTIVE STOCK OPTION AGREEMENT AND GRANT
                                   PURSUANT TO
                     HLM DESIGN, INC. 1998 STOCK OPTION PLAN


         This Statutory Incentive Stock Option Agreement and Grant is entered into as of this day of _________________, 1998 between HLM Design, Inc., a Delaware corporation (the "Company"), and Joseph M. Harris (the "Optionee").

         WHEREAS, the Company and its stockholders have approved the HLM Design, Inc. 1998 Stock Option Plan (the "Plan") pursuant to which the Company may, from time to time, make awards of Options (as defined below) and enter into Statutory Incentive Stock Option Agreements with eligible employees of the Company or of any Subsidiary (as defined below);

         WHEREAS, pursuant to the Plan, the Company has determined to grant to the Optionee an Option to purchase Common Stock (as defined below) of the Company, which Option shall be subject to the terms and conditions of this Statutory Incentive Stock Option Agreement and Grant;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

         1.       DEFINITIONS.

         For purposes of this Statutory Incentive Stock Option Agreement and Grant, the following terms shall have the meanings indicated:

                  (a)   "ACT" shall mean the Securities Act of 1933, as amended.

                  (b) "BOARD" shall mean the Board of Directors of the Company.

                  (c) "CAUSE" shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, (i) the commission of a crime by the Optionee involving moral turpitude, which crime has a material adverse impact on the Company or any Subsidiary, (ii) gross negligence or willful misconduct which is continuous and results in material damage to the Company or any Subsidiary, or (iii) the continuous, willful failure of the person in question to follow the reasonable directives of the Board of Directors.

                  (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended, any successor revenue laws of the United States and the rules and regulations promulgated thereunder.

                  (e) "COMMITTEE" shall mean the committee of members of the Board that is designated by the Board to administer the Plan. In the event that no such Committee exists or is appointed, "COMMITTEE" shall mean the Board.


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                  (f) "COMMON STOCK" shall mean the Common Stock, par value
$.001 per share, of the Company.

                  (g) "DISABILITY" shall mean the inability or failure of a person to perform those duties for the Company or any Subsidiary traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee, which may consider such evidence as it considers desirable under the circumstances, the determination of which shall be final and binding upon all parties.

                  (h) "EXERCISE DATE" shall mean the business day, during the Option Period, upon which the Optionee delivers to the Company the written notice and consideration contemplated by Section 5(c) of the Plan.

                  (i) "FAIR MARKET VALUE" shall mean, with respect to the Common Stock on any day, its market value determined as provided in Section 5(c) of the Plan.

                  (j) "INVOLUNTARY TERMINATION WITHOUT CAUSE" shall mean either
(i) the dismissal of, or the request for the resignation of, a person, by court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors' committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to Cause; or (ii) the dismissal of, or the request for the resignation of, a person, by a duly constituted corporate officer of the Company or any Subsidiary, or by the Board, for any reason other than for Cause.

                  (k) "OPTION" shall mean the option to purchase shares of Common Stock granted to the Optionee pursuant to this Option Agreement.

                  (l) "OPTION AGREEMENT" shall mean this Statutory Incentive Stock Option Agreement and Grant between the Company and the Optionee by which the Option is granted to the Optionee pursuant to the Plan.

                  (m) "OPTION PERIOD" shall mean the period commencing from the date of this Option Agreement and ending at the close of business ten years from the date of this Option Agreement (or five years from the date of this Option Agreement in the case of an Optionee who is a Ten Percent Stockholder) or such earlier date as when this Option Agreement may be terminated by its terms.

                  (n) "OPTION SHARES" shall mean the shares of Common Stock purchased upon exercise of the Option.

                  (o) "OPTIONEE" shall mean the individual executing this Option Agreement and, as applicable, the estate, personal representative or beneficiary to whom this Option may be transferred pursuant to this Option Agreement by will or by the laws of descent and distribution.


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                  (p) "PLAN" shall mean the HLM Design, Inc. 1998 Stock Option
Plan and any amendments thereto.

                  (q) "RETIREMENT" shall mean, with respect to the Optionee, retirement from the Company and any Subsidiary in accordance with the Company's and/or Subsidiary's retirement policy as may be in effect from time to time.

                  (r) "SUBSIDIARY" shall mean any subsidiary corporation of HLM Design, Inc. as defined in Sections 424(f) and 424(g) of the Code.

                  (s) "TEN PERCENT STOCKHOLDER" shall mean an individual owning, directly or by attribution as provided in Section 424(d) of the Code, on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

                  (t) "TERMINATION" shall mean the cessation, for any reason, of the employer-employee relationship between the Company and any Subsidiary and the Optionee.

                  (u) "TOTAL OPTION PRICE" shall mean the consideration payable to the Company by the Optionee upon exercise of the Option pursuant to Section 5(c) of the Plan.

         2. GRANT OF OPTION. Effective upon the date of the commencement of the Company's initial public offering and subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee the Option to purchase from the Company, at an exercise price per share equal to the price at which Common Stock is offered to the public in the Company's initial public offering (or, in the case of an Optionee who is a Ten Percent Stockholder, at an exercise price per share equal to 110% of the price at which Common Stock is offered to the public in the Company's initial public offering), up to but not exceeding in the aggregate 17,386 shares of Common Stock.

         3. EXERCISE OF OPTION. The Option granted in paragraph 2 above may be exercised as follows:

                  (a) The Option shall be exercisable at any time and from time to time during the Option Period; provided however, that in the first calendar year of the Option Period, the Option shall become exercisable only to the extent of that number of shares of Common Stock having an aggregate fair market value of $100,000 based on the per share value of the Common Stock at the time of the effectiveness of the grant of the Option (this per share value being equal to the price at which the Common Stock is offered to the public in the Company's initial public offering). In each subsequent calendar year of the Option Period, the Option shall become exercisable to the extent of an additional number of shares of Common Stock having an aggregate fair market value of $100,000 determined as provided in the preceding sentence. The Option shall terminate on the expiration of the Option Period, if not earlier terminated; provided that, in the event of the Optionee's Retirement, the Committee in its sole and absolute discretion may accelerate the Exercise Date, which acceleration may, in the sole discretion of the Committee, be subject to further terms and conditions mandated by the Committee.


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                  (b) No less than 100 shares of Common Stock may be purchased on any Exercise Date unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

                  (c) If at any time and for any reason the Option covers a fraction of a share, then, upon exercise of the Option, the Optionee shall receive the Fair Market Value of such fractional share in cash.

                  (d) The Option shall be exercised by the Optionee in accordance with the terms and conditions of Section 5(c) of the Plan.

                  (e) As soon as administratively practicable following the Exercise Date, subject to the receipt of payment of the Total Option Price and of any payment in cash of federal, state or local income tax withholding or other employment tax that may be due upon the issuance of the Option Shares as determined and computed by the Company pursuant to paragraph 6 below, the Company shall issue to the Optionee the number of shares with respect to which such Option shall be so exercised and shall deliver to the Optionee a certificate or certificates therefor.

                  (f) The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever; but immediately upon any attempt to assign or transfer this Option, except as expressly permitted herein, the same shall terminate and be of no force or effect.

                  (g) The Optionee agrees to maintain the status of the entire Option as an "incentive stock option" as defined under Section 422 of the Code.

         4. TERMINATION. The Option granted hereby shall terminate and be of no force or effect upon and following the occurrence of any of the following events:

                  (a) The expiration of the Option Period.

                  (b) The Termination of the Optionee's employment for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause.

                  (c) The expiration of three months after the date of the Optionee's Involuntary Termination Without Cause. During such three-month period, the Optionee shall have the right to exercise the Option hereby granted in accordance with the terms of this Option Agreement, but only to the extent the Option was exercisable on the date of the Termination of the Optionee's employment.

                  (d) The expiration of twelve months after Termination of the Optionee's employment with the Company and any Subsidiary as a result of the Optionee's Disability. During such twelve-month period, the Optionee shall have the right to exercise the Option hereby granted in accordance with the terms of this Option Agreement, but only to the extent the Option was exercisable on the date of the Termination of the Optionee's employment.

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                  (e) To the extent permitted for incentive stock options under
Section 422 of the Code, in the event of the death of the Optionee while in the employ of the Company or any Subsidiary or, in the event of the death of the Optionee after Termination described in subparagraph (c) or (d), above, but within the three-month or twelve-month period described in subparagraph (c) or
(d), above, upon the expiration of twelve months following the Optionee's death. During such extended period, the Option may be exercised subject to Section 5(d)(iv) of the Plan by the person or persons to whom the deceased Optionee's rights under the Option Agreement shall pass by will or by the laws of descent and distribution, but only to the extent the Option was exercisable on the date of the Termination of the Optionee's employment.

                  (f) To the extent set forth in paragraph 7 below, upon the dissolution, liquidation, consolidation or merger of the Company, and, to the extent set forth in subparagraph 3(f), above, upon an attempted assignment or transfer of the Option otherwise than as expressly permitted herein.

         Any determination made by the Committee with respect to any matter referred to in this paragraph 4 shall be final and conclusive on all persons affected thereby.

         5. RIGHTS AS STOCKHOLDER. An Optionee shall have no rights as a stockholder of the Company with respect to any shares underlying the Option until the day of the issuance of a stock certificate to him or her for those shares upon payment of the exercise price in accordance with the terms and provisions hereof. Subject to paragraph 7 below, no adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

         6. PAYMENT OF WITHHOLDING TAXES. Upon the Optionee's exercise of his or her Option with respect to any of the Option Shares in accordance with the provisions of paragraph 3 above, the Optionee shall pay to the Company upon exercise of the Option the amount of any federal, state or local income tax withholding or other employment tax that may be due upon such exercise. The determination of the amount of any such federal, state or local income tax withholding or other employment tax due in such event shall be made by the Company and shall be binding upon the Optionee.

         7. RECAPITALIZATION; REORGANIZATION. The shares underlying this Option are shares of Common Stock as constituted on the date of this Option Agreement, but if, during the Option Period and prior to the delivery by the Company of all of the shares of Common Stock with respect to which this Option is granted, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or some other increase or decrease in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then, (a) in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of this Option Agreement), and the exercise price per share shall be proportionately reduced, and, (b) in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately reduced (except that any fractional share resulting from any such adjustment shall

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be excluded from the operation of this Option Agreement), and the exercise price per share shall be proportionately increased.

         In the event of a merger of one or more corporations into the Company with respect to which the Company shall be the surviving or resulting corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of this Option to receive (subject to any required action by shareholders), in lieu of the number of shares as to which this Option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger if, immediately prior to such merger, the Optionee had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares as to which such Option shall be so exercised; provided, however, that, anything herein contained to the contrary notwithstanding, upon the occurrence of any event described in Section 5(g) of the Plan, this Option shall be subject to acceleration as provided in such
Section 5(g).

         In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         The existence of this Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, dividends, stock dividends, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         8. NO REGISTRATION RIGHTS. Anything in this Option Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of Option Shares, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee, in the opinion of the Company's counsel, to take any action in connection with the shares then to be issued, the issue of such shares shall be deferred until such action shall have been taken. Nothing in this Option Agreement shall be construed to obligate the Company at any time to file or maintain the effectiveness of a registration statement under the Act, or under the securities laws of any state or other jurisdiction, or to take or cause to be taken any action which may be necessary in order to provide an exemption from the registration requirements of the Act under Rule 144 or any other exemption with respect to the Option Shares or otherwise for resale or other transfer by the Optionee (or by the executor or administrator of such Optionee's estate or a person who acquired the Option or any Option Shares or other rights by bequest or inheritance or by reason of the death of the Optionee) as a result of the exercise of an Option granted pursuant to this Option Agreement.


         9. RESOLUTION OF DISPUTES. Any dispute or disagreement that arises under, or as a result of, or pursuant to, this Option Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or other determination by the Committee under


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or pursuant to this Option Agreement, and any interpretation by the Committee of the terms of this Option Agreement, shall be final, binding and conclusive on all parties affected thereby.

         10. COMPLIANCE WITH THE ACT. Notwithstanding any provision herein or in the Plan to the contrary, the Company shall be under no obligation to issue any shares of Common Stock to the Optionee upon exercise of the Option granted hereby unless and until the Company has determined that such issuance is either exempt from registration, or is registered, under the Act and is either exempt from registration and qualification, or is registered or qualified, as applicable, under all applicable state securities or "blue sky" laws.

         11.  MISCELLANEOUS.

                  (a) BINDING ON SUCCESSORS AND REPRESENTATIVES. This Option Agreement shall be binding not only upon the parties, but also upon their heirs, executors, administrators, personal representatives, successors and assigns (including any transferee of a party to this Agreement); and the parties agree, for themselves and their successors, assigns and representatives, to execute any instrument which may be necessary legally to effect the terms and conditions of this Option Agreement.

                  (b) ENTIRE AGREEMENT. This Option Agreement, together with the Plan, constitutes the entire agreement of the parties with respect to the Option and supersedes any previous agreement, whether written or oral, with respect thereto. This Option Agreement has been entered into in compliance with the terms of the Plan; wherever a conflict may arise between the terms of this Option Agreement and the terms of the Plan, the terms of the Plan shall control.

                  (c) AMENDMENT. Neither this Option Agreement nor any of the terms and conditions herein set forth may be altered or amended orally, and any such alteration or amendment shall be effective only when reduced to writing and signed by each of the parties or their respective successors and assigns.

                  (d) CONSTRUCTION OF TERMS. Any reference herein to the singular or plural shall be construed as plural or singular whenever the context requires.

                  (e) NOTICES. All notices, requests and amendments under this Option Agreement shall be in writing, and notices shall be deemed to have been given when personally delivered or sent prepaid registered mail:

                           (i)      if to the Company, at the following address:

                                   HLM Design, Inc.
                                   121 West Trade Street, Suite 2950
                                   Charlotte, North Carolina 28202
                                   Attention: Chief Financial Officer


or at such other address as the Company shall designate by notice.


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                           (ii)     if to the Optionee, to the Optionee's
                                    address appearing in the Company's
                                    employment records, or at such other address as the Optionee shall designate by notice.

                  (f) GOVERNING LAW. This Option Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina (excluding the principles of conflict of laws thereof).

                  (g) SEVERABILITY. The invalidity or unenforceability of any particular provision of this Option Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

                  (h) AN INCENTIVE STOCK OPTION. The Option granted hereunder is intended to be an "Incentive Stock Option" under Section 422 of the Code.

         IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first written above.

                                   HLM DESIGN, INC.


                                   By: _________________________________________

                                   Title: ______________________________________



                                   OPTIONEE:         JOSEPH M. HARRIS


                                   _______________________________________(SEAL)


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